                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 10.8

                           Schedule of Material Terms

Name                              Date of Agreement           Date of Amendment            Number of Shares Issued
----                              -----------------           -----------------            -----------------------
Louis Hernandez, Jr.                 May 7, 2003                October 9, 2003                    341,022
Carl D. Blandino                     May 7, 2003               October 17, 2003                     67,755
Gary Daniel                          May 7, 2003               October 17, 2003                     55,051
Andrew S. Bennett                    May 7, 2003               October 17, 2003                     46,582
Michael D. Nicastro                  May 7, 2003               October 17, 2003                     34,758
Kevin Fahey                          May 7, 2003               October 17, 2003                     33,920
Charles J. Beer                      May 7, 2003               October 17, 2003                     22,359
John J. DeMita                       May 7, 2003               October 17, 2003                     14,501
John Messier                         May 7, 2003               October 17, 2003                     11,969
David L. Mitchell                    May 7, 2003               October 17, 2003                     10,628
Thomas N. Tartaro                    May 7, 2003               October 17, 2003                      6,775
Kimberly A. Finocchiaro              May 7, 2003               October 17, 2003                      6,775
Mark Harris                          May 7, 2003               October 17, 2003                      6,352
Craig Carragan                       May 7, 2003               October 17, 2003                      5,504
Eric K. Anderson                     May 7, 2003               October 17, 2003                      5,444
Jan L. Frymyer                       May 7, 2003               October 17, 2003                      4,718
Thomas J. Galvin                     May 7, 2003               October 17, 2003                      2,256
Jay Singer                           May 7, 2003               October 17, 2003                      2,117
Anne Miela                           May 7, 2003               October 17, 2003                      2,044

                           STOCK RESTRICTION AGREEMENT

         THIS STOCK RESTRICTION AGREEMENT is entered into as of May 7, 2003, by OPEN SOLUTIONS INC., a Delaware corporation (the "Company"), and _____________ (the "Stockholder").

                                    RECITALS

         A. Pursuant to the Company's 2000 Stock Incentive Plan (the "Plan"), the Company has granted to the Stockholder, as compensation for the Stockholder's services to the Company as an employee, a Restricted Stock Award for ________shares of Common Stock of the Company (the "Restricted Shares").

         B. As a condition to the receipt of such Restricted Stock Award, the Stockholder is required to enter into this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

                  1.1 DEFINED TERMS. As used in this Agreement, capitalized terms shall have the meanings set forth in Article 10 or elsewhere in this Agreement, and capitalized terms used in this Agreement and not defined in
Article 10 or elsewhere in this Agreement shall have the meanings set forth in the Plan.

                                    ARTICLE 2
                                   FORFEITURE

                  2.1 FORFEITURE. In the event that the Stockholder's Service terminates for any reason, all Restricted Shares shall automatically upon such termination of Service be forfeited back to the Company and be deemed cancelled. No action on the part of the Company or the Stockholder shall be required as a condition to such forfeiture and cancellation. Nevertheless, the Stockholder shall immediately deliver to the Company all certificates evidencing Restricted Shares which have been forfeited back to the Company and canceled pursuant to this Section 2.1.

                  2.2 NO TRANSFER OF RESTRICTED SHARES. The Stockholder shall not sell, transfer, assign, gift, encumber or otherwise alienate, hypothecate or dispose of any Restricted Shares or any interest therein. Any attempted sale, transfer, assignment, gift, encumbrance or other alienation, hypothecation or disposition of the Restricted Shares shall be null and void.

                  2.3 LAPSE OF FORFEITURE. All of the Restricted Shares shall become fully vested, shall no longer be deemed "Restricted Shares" and shall no longer be subject to forfeiture and cancellation under this Agreement upon the first to occur of (a) the Cliff Vesting Date, (b) a Change in Control,
(c) an Acquisition, or (d) an IPO.

                  2.4 ADDITIONAL SHARES OR SUBSTITUTED SECURITIES. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) that by reason of such transaction are distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to forfeiture and shall be deemed "Restricted Shares." Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.

                  2.5 TERMINATION OF RIGHTS AS STOCKHOLDER. Upon any forfeiture under Section 2.1, the Stockholder shall no longer have any rights as a holder of the Restricted Shares subject to such forfeiture. Such Restricted Shares shall be deemed to have been forfeited and canceled in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

                                    ARTICLE 3
                         OTHER RESTRICTIONS ON TRANSFER

                  3.1 STOCKHOLDER REPRESENTATION. The Stockholder hereby represents and warrants to the Company as follows: Stockholder has full power and authority to enter into this Agreement, and this Agreement constitutes the valid and legally binding obligation of the Stockholder, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                  3.2 RIGHTS OF THE COMPANY. The Company shall not be required to (i) transfer on its books any Restricted Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Restricted Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Restricted Shares have been transferred in contravention of this Agreement.

                                    ARTICLE 4
                             SUCCESSORS AND ASSIGNS

                  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                                    ARTICLE 5
                                  TAX ELECTION

                  The imposition of vesting on the Restricted Shares may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b). Such election may be filed only within 30 days after the date of the transfer of the Restricted Shares to the Stockholder. The form for making the Code Section 83(b) election is attached to this Agreement as Exhibit I. THE STOCKHOLDER SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF THE GRANT OF THE RESTRICTED SHARES TO THE STOCKHOLDER AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE
SECTION 83(b) ELECTION. THE STOCKHOLDER ACKNOWLEDGES THAT IT IS HIS OR HER SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE
SECTION 83(b), EVEN IF THE STOCKHOLDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

                                    ARTICLE 6
                                     LEGENDS

                  LEGENDS. All certificates evidencing Restricted Shares shall bear the following legends:

                  "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT PROVIDES FOR THE FORFEITURE OF THE SHARES BACK TO THE COMPANY FOR NO FURTHER CONSIDERATION IN CERTAIN CIRCUMSTANCES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

                  "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                  If required by the authorities of any state in connection with the issuance of the Restricted Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.

                                    ARTICLE 7
                                     NOTICE

                  Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Stockholder at the address that he or she most recently provided to the Company.

                                    ARTICLE 8
                                ENTIRE AGREEMENT

                  This Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. It supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) relating to the subject matter hereof.

                                    ARTICLE 9
                                  CHOICE OF LAW

                  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and to be performed entirely within such State.

                                   ARTICLE 10
                                   DEFINITIONS

                  10.1     "AGREEMENT" shall mean this Stock Restriction
Agreement.

                  10.2 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

                  10.3 "IPO" shall mean the Company's first underwritten public offering of its Common Stock under the Securities Act.

                  10.4 "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  10.5 "SERVICE" shall mean service as an employee of the Company or any Subsidiary.

                  10.6     "CLIFF VESTING DATE" shall mean May 7, 2010.

                                   ARTICLE 11
                                  COUNTERPARTS

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  The parties have executed this Stock Restriction Agreement as of the date first above written.

STOCKHOLDER:                                     OPEN SOLUTIONS INC.

___________________________                      By: ___________________________
[name of stockholder]
                                                 Title: ________________________

                                                                       EXHIBIT I

                             SECTION 83(b) ELECTION

This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulations Section 1.83-2

(1)      The taxpayer who performed the services is:

         Name:

         Address:

         Social Security No.:

(2) The property with respect to which the election is made is _______ shares of the common stock of Open Solutions, Inc.

(3)      The property was transferred on May 7, 2003.

(4)      The taxable year for which the election is made is the calendar year
         2003.

(5) The property is subject to forfeiture pursuant to which the issuer has the right to cause the property to be forfeited back to the issuer and canceled if for any reason taxpayer's service with the issuer is terminated. The issuer's right to require forfeiture lapses in one installment on May 7, 2010.

(6) The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $___ per share.

(7)      The amount paid for such property is $0.00 per share.

(8) A copy of this statement was furnished to Open Solutions, Inc. for whom taxpayer rendered the services underlying the transfer of such property.

(9)      This statement is executed on _________ __ , 2003.

__________________________                   __________________________
Spouse (if any)                              Taxpayer

This election must be fled with the Internal Revenue Service Center with which the Stockholder files his or her Federal income tax returns and must be filed within 30 days after the date of purchase. This filing should be made by registered or certified mail, return receipt requested. The Stockholder must retain two copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

                    AMENDMENT TO STOCK RESTRICTION AGREEMENT

         THIS AMENDMENT TO STOCK RESTRICTION AGREEMENT (this "Amendment") is dated as of October __, 2003.

                                    RECITALS

         1. Open Solutions Inc. (the "Company") and ______________ (the "Stockholder") previously entered into a certain Stock Restriction Agreement (the "Agreement") dated May 7, 2003.

         2. The Company wishes to amend the Agreement to provide that the Stockholder may transfer the restricted shares of Common Stock granted thereunder to family members or to trusts for the benefit of such family members for bona fide estate-planning purposes.

NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Section 2.2 of the Agreement is hereby deleted in its entirety and the following Section 2.2 is inserted in lieu thereof:

         2.2 RESTRICTIONS ON TRANSFER. The Stockholder may transfer the Restricted Shares to family members or to trusts for the benefit of such family members for bona fide estate-planning purposes. Except for the foregoing, the Restricted Shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are removed or expire.

         2. Except as expressly provided herein, nothing in this Amendment shall be deemed to waive or modify any of the provisions of the Agreement. In the event of any conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall prevail. Except as amended specifically by this Amendment, all of the terms, covenants and conditions of the Agreement shall remain unmodified and in full force and effect.

         3. All terms capitalized herein and not defined herein shall have the meanings ascribed to such terms in the Agreement.

                  This Amendment is effective as of the date first above written.

                                                  OPEN SOLUTIONS INC.

                                                  ______________________________
                                                  Name:
                                                  Title: